As filed with the Securities and Exchange Commission on March 31, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21169

NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
Neuberger Berman New York Intermediate Municipal Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

                                      JANUARY 31, 2014

Schedule of Investments New York Intermediate Municipal Fund Inc.
(Unaudited)

Principal Amount	Security	Value	†
($000's omitted)		($000's omitted)	z

Municipal Notes (165.3%)

California (5.1%)
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/24	2,027
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,536
		3,563
Florida (0.7%)
500	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	501	#ß
Guam (4.0%)
1,135	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,250
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	521
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,032
		2,803
Illinois (0.7%)
455	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	461

Louisiana (0.7%)
500	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A, 7.63%, due 12/15/28	509

Nevada (1.5%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,085

New York (143.1%)
1,000	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	1,081
1,000	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/23	1,070
1,390	Brookhaven NY G.O. (Pub. Imp.), Ser. 2013-A, 3.00%, due 9/15/27	1,322
600	Build NYC Res. Corp. Rev. (Int'l Leadership Charter Sch. Proj.), Ser. 2013, 5.00%, due 7/1/23	573	ß
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int'l Cultures), Ser. 2013-A, 3.88%, due 4/15/23	417	ß
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	510	ß
500	Clarkstown Central Sch. Dist. G.O., Ser. 2012, 4.00%, due 10/15/19	554
1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/21	1,121	ß
1,050	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,180
1,270	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/21	1,453	ß
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,669	ß
580	Islip, G.O., Ser. 2012, 3.00%, due 8/1/25	575
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (BHAC Insured), 5.00%, due 12/1/21	1,129
185	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	186
2,000	Metropolitan Trans. Au. Rev., Ser. 2012-F, 5.00%, due 11/15/21	2,318
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. of Rochester), Ser. 2005, 5.00%, due 8/1/15	1,057	ß
500	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 5.00%, due 10/1/24	522	ß
500	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 5.00%, due 10/1/25	517	ß
250	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.00%, due 10/1/26	229	ß
1,120	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/23	1,223	ß
210	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/25	226	ß
680	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	686
2,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/28	2,168
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,088
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,148
1,925	New York City G.O., Subser. 2012-G1, 5.00%, due 4/1/27	2,128
1,560	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	1,563	ß
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19	2,140	µß
1,400	New York City Trust for Cultural Res. Rev. (American Musemum of Natural History), Ser. 2008-A1, (LOC: JP Morgan Chase), 0.05%, due 4/1/27	1,400	µß
2,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/35	2,134	ß
660	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,011	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
1,105	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,184
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,982	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	501	ß
2,525	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	2,534	ß
1,395	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Banks), 4.60%, due 7/1/16	1,396	ß
780	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.63%, due 7/1/25	806	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009, 5.00%, due 7/1/24	520	ß
650	New York St. Dorm. Au. Rev. Non St. Supported Debt (Miriam Osborn Mem. Home Assoc.), Ser. 2012, 5.00%, due 7/1/27	673	ß
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	986	ß
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/24	1,732	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 4.38%, due 5/1/26	2,028	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	1,096	ß
865	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	926	ß
1,375	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012, 4.00%, due 7/1/28	1,408	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John's Univ.), Ser. 2007-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/19	2,343	ß
1,350	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	1,492
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/26	2,272
1,500	New York St. Env. Fac. Corp. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2004-A, 2.75%, due 7/1/17	1,530	ß
2,000	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking), Ser. 2012-A, 4.00%, due 6/15/26	2,121
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,616
960	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/27	897
1,230	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/23	1,361
1,295	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/24	1,423
1,000	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2007-B, 5.00%, due 4/1/20	1,139
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B, 5.00%, due 4/1/19	1,272
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,445
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,095
785	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/22	832
900	Niagara Area Dev. Corp. Rev. (Covanta Energy Proj.), Ser. 2012, 4.00%, due 11/1/24	851	ß
640	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/25	679	ß
300	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/26	316	ß
1,500	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-A, (LOC: Wells Fargo & Co.), 0.03%, due 12/1/29	1,500	µß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,170	ß
3,000	Port Au. New York & New Jersey Cons. Bonds, Ser. 2012-175, 3.00%, due 12/1/27	2,812
750	Rensselaer City Sch. Dist. Cert. Participation, Ser. 2006, (XLCA Insured), 5.00%, due 6/1/26	752
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	1,057	ß
1,410	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/28	1,540	ß
1,980	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/25	2,091
1,570	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	1,603
1,765	Triborough Bridge & Tunnel Au. Rev., Ser. 2012-A, 2.63%, due 11/15/24	1,628
1,000	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23 Pre-Refunded 11/15/18	1,184
765	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	858
305	Ulster Co. Res. Rec. Agcy., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	306
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,536
3,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	3,448
1,350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	1,369	ß
		99,959
Pennsylvania (2.8%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,931	b

Puerto Rico (6.7%)
1,050	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (XLCA Insured), 5.50%, due 7/1/17	915
2,000	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/20	1,899
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	1,005	ß
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/24	833
		4,652
	Total Municipal Notes (Cost $114,487)	115,464
UNITS

LiquidatingTrust – Real Estate (3.0%)

Real Estate (3.0%)
600	CMS Liquidating Trust (Cost $3,105)	2,071	#*

	Total Investments (168.3%) (Cost $117,592)	117,535	##

	Cash, receivables and other assets, less liabilities (0.8%)	554

	Liquidation Value of Auction Market Preferred Shares [(69.1%)]	(48,250)

	Total Net Assets Applicable to Common Shareholders (100.0%)	$69,839

See Notes to Schedule of Investments

January 31, 2014 (Unaudited)

 Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by each of Neuberger Berman California Intermediate Municipal Fund Inc. (“California”), Neuberger Berman Intermediate Municipal Fund Inc. (“Intermediate”) and Neuberger Berman New York Intermediate Municipal Fund Inc. (“New York”) (each individually a “Fund” and collectively, the “Funds”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 inputs used by an independent pricing service to value municipal securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (each Fund’s Board of Directors, a “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

For information on the Funds’ significant accounting policies, please refer to the Funds’ most recent shareholder reports.

The following is a summary, categorized by Level, of inputs used to value the Funds’ investments as of January 31, 2014:

Asset Valuation Inputs

(000’s omitted)	Level 1	Level 2	Level 3§	Total
California
Investments:
Municipal Notes^	$—	$139,141	$—	$139,141
Total Investments	—	139,141	—	139,141
Intermediate
Investments:
Municipal Notes^	—	450,040	—	450,040
Tax Exempt Preferred^ Total Investments	— —	1,925 451,965	— —	1,925 451,965
New York
Investments:
Municipal Notes^	—	115,464	—	115,464
Liquidating Trust—Real Estate^	—	—	2,071	2,071
Total Investments	$—	$115,464	$2,071	$117,535

^	The Schedule of Investments provides information on the state categorization for the portfolio.

§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 1/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 1/31/14
Investments in Securities New York
Units
Liquidating Trust—Real Estate	$1,920	$—	$—	$151	$—	$—	$—	$—	$2,071	$151
Total	$1,920	$—	$—	$151	$—	$—	$—	$—	$2,071	$151

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of January 31, 2014.

	Asset class	Fair value at 1/31/14	Valuation techniques	Unobservable input	Range per unit	Weighted average per unit	Impact to valuation from increase in input
New York	Units	$2,071,000	Income Approach	Appraised Value	$3,252-$3,680	$3,466	Increase

The Funds had no transfers between Levels 1, 2 and 3 during the period ended January 31, 2014.

##	At January 31, 2014, selected fund information on a U.S. federal income tax basis was as follows:

(000’s omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$136,584	$5,089	$2,532	$2,557
Intermediate	436,883	24,222	9,140	15,082
New York	117,595	3,884	3,944	(60)

ß	Security is guaranteed by the corporate or non-profit obligor.

For information on the Funds’ significant accounting policies, please refer to the Funds’ most recent shareholder reports.

ñ
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At January 31, 2014, these securities amounted to approximately $1,969,000 or 2.4% of net assets applicable to common shareholders for California and approximately $5,223,000 or 1.9% of net assets applicable to common shareholders for Intermediate.

Ø
All or a portion of this security was purchased on a when-issued basis.  At January 31, 2014, these securities amounted to $752,000 or 0.9% of net assets applicable to common shareholders for California.

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of January 31, 2014, and at their final maturity dates.

b	Currently a zero coupon security; will convert to 6.00% on December 1, 2015.

c	Currently a zero coupon security; will convert to 6.50% on December 1, 2015.

d	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

e	Currently a zero coupon security; will convert to 6.38% on August 1, 2016.

f	Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

g	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

h	Currently a zero coupon security; will convert to 6.75% on August 1, 2015.

i	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

j	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

z	A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

*	Security did not produce income during the last twelve months.

‡	Security had an event of default.

#
Restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid.

At January 31, 2014, these securities amounted to approximately $502,000 or 0.6% of net assets applicable to common shareholders for  California, approximately $4,602,000 or 1.7 % of net assets applicable to common shareholders for Intermediate, and  approximately $2,572,000 or 3.7% of net assets applicable to common shareholders for New York.

For information on the Funds’ significant accounting policies, please refer to the Funds’ most recent shareholder reports.

(000’s omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of January 31, 2014	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of January 31, 2014
California	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	$500	0.6%	$502	0.6%
Intermediate	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	1,000	0.4%	1,003	0.4%
	Munimae TE Bond Subsidiary LLC, Unsecured Notes, 5.00%, due 4/30/28	1/31/2013	1,925	0.7%	1,925	0.7%
	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	1,100	0.4%	0	0.0%
	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	10/2/2006	3,000	1.0%	1,674	0.6%
New York	Collier Co. Ind. Dev. Au. Continuing Care Comm. Rev. (Arlington of Naples Proj.), Ser. 2014-B1, 6.88%, due 5/15/21	12/16/2013	500	0.7%	501	0.7%
	New York Liberty Dev. Corp. Rev. (Nat’l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	660	0.9%	0	0.0%
	CMS Liquidating Trust	11/21/2012	3,105	4.0%	2,071	3.0%

For information on the Funds’ significant accounting policies, please refer to the Funds’ most recent shareholder reports.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)), as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman New York Intermediate Municipal Fund Inc.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer and President

Date: March 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer and President

Date: March 31, 2014

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: March 31, 2014